Exhibit 99.1
I.	GOVERNMENTAL HEALTH CARE RECOVERY ACTIONS
United States of America v. Philip Morris, Inc., et al., Case No. 1:99CVO2496, USDC, District of Columbia (case filed 9/22/99). The United States of America seeks to recover the proceeds received, and to be received, by tobacco company defendants and certain affiliates for wrongful sales of tobacco products. In October 2000, the District Court dismissed the government’s claims pursuant to the Medicare Secondary Payer Act and the Medical Cost Recovery Act, but denied motions to dismiss RICO claims. In February 2005, the United States Court of Appeals for the District of Columbia ruled that disgorgement is not an available remedy. In October 2005, the United States Supreme Court declined to review this decision, although the government could again seek review of this issue following a verdict. Trial of the action concluded in June 2005. Post-trial submissions have been fully submitted, and the parties are awaiting a final decision from the trial court. See Note 13, Contingencies, for a more detailed discussion of the case.
Republic of Panama v. The American Tobacco Company, Inc., et al., Case No. 05C-07-181RRC, Superior Court, State of Delaware, New Castle County (case filed 7/19/05). The Republic of Panama seeks reimbursement of the funds expended on behalf of those injured by and addicted to defendants’ tobacco products. The case was originally filed in Louisiana state court and dismissed based on forum non conviens. Defendants stipulated to venue in Delaware.
The State of Sao Paulo v. The American Tobacco Company, et al., Case No. 05C-07-180RRC, Superior Court, State of Delaware, New Castle County (case filed 7/19/05). The State of Sao Paulo seeks reimbursement of the funds expended on behalf of those injured by and addicted to defendants’ tobacco products. The case was originally filed in Louisiana state court and dismissed based on forum non conviens. Defendants stipulated to venue in Delaware.
City of St. Louis, et al. v. American Tobacco Company, Inc., et al., Case No. CV-982-09652, Circuit Court, State of Missouri, City of St. Louis (case filed 12/4/98). City of St. Louis and approximately 50 area hospitals seek to recover past and future costs expended to provide healthcare to Medicaid, medically indigent, and non-paying patients suffering from tobacco-related illnesses. See Note 13, Contingencies, for a more detailed discussion of case.
The Crow Creek Sioux Tribe v. The American Tobacco Company, et al., Case No. CV 97-09-082, Tribal Court of The Crow Creek Sioux Tribe, State of South Dakota (case filed 9/26/97). Indian tribe seeks equitable and injunctive relief for damages incurred by the tribe in paying for the expenses of indigent smokers.
II.	THIRD-PARTY PAYOR ACTIONS
Fibreboard Corporation, et al. v. The American Tobacco Company, et al., Case No. 791919-8, Superior Court of California, County of Alameda (case filed 11/10/97). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies. The case has been stayed since December 2001.

General Sick Fund (Kupat Holim Clalit) v. Philip Morris, Inc., et al., Case No. 1571/98, District Court, Israel, Jerusalem (case filed 9/28/98). General Sick Fund seeks monetary damages and declaratory and injunctive relief on behalf of itself and all of its members against major United States tobacco manufacturers. Motions filed by the defendants are pending before the Israel Supreme Court, seeking appeal from a lower court’s decision granting leave to plaintiffs for foreign service of process. See Note 13, Contingencies, for a more detailed discussion of the case.
United Seniors Association Inc. v. Philip Morris, et al, Case No. 05-11623, USDC, District of Massachusetts (Boston) (case filed 8/4/05). A seniors group has brought this action pursuant to the private cause of action provisions of Medicare Secondary Payer Act seeking to recover for the Medicare program all expenditures since August 1999 on smoking-relating diseases. In October 2005, the defendants filed a motion to dismiss.
III.	SLAVERY REPARATIONS
Johnson, et al. v. Aetna , Inc., et al., Case No. 02-2712, USDC, Louisiana, Eastern District. This class action was brought on behalf of all African American slave descendants for purported slavery reparations. This action was consolidated with two other related pending slavery reparations cases, Bankhead, et al. v. Lloyd’s of London, et al., Case No. 05 CV 6966, USDC, Southern District of New York (case filed 9/3/02) and Timothy Hurdle v. Fleet Boston Financial, et al., Case No. 02-02653, USD, Northern District of California (case filed 09/10/02), before the United States District Court for the Northern District of Illinois. In June 2005, that court granted defendants’ motion to dismiss and plaintiffs have taken an appeal from that dismissal order.
IV.	CLASS ACTION CASES
Brown, et al. v. The American Tobacco Company, et al., Case No. 711400, Superior Court of California, County of San Diego (case filed 10/1/97). This personal injury class action is brought on behalf of plaintiffs and all similarly situated allegedly injured smokers resident in California. In April 2001, the court granted in part plaintiffs’ motion for class certification. In March 2005, the court granted defendants’ motion to decertify the case based on a recent change in California law. In April 2005, the court denied plaintiffs’ motion for reconsideration of the order that decertified the case. The plaintiffs have appealed. See Note 13, Contingencies, for a more detailed discussion of this case.
Engle, et al. v. R.J. Reynolds, et al., Case No. 94-08273 CA 20, Circuit Court, Florida, Dade County (case filed 5/5/94). This personal injury class action is brought on behalf of plaintiff and all similarly situated allegedly injured smokers resident in Florida. The case was certified as a class action in October 1994. Trial commenced in July 1998. A judgment for compensatory and punitive damages was entered in November 2000. The judgment was reversed by the intermediate appellate court in May 2003. The Florida

Supreme Court accepted the case for appeal and oral argument was held in November 2004. See Note 13, Contingencies, for a more detailed discussion of this case.
Cleary, et al. v. Philip Morris, Inc., et al., Case No. 98 L06427, Circuit Court of the State of Illinois, Cook County (case filed 6/11/98). This personal injury class action is brought on behalf of plaintiff and all similarly situated smokers resident in Illinois. In July 2005, the defendants filed a motion to dismiss.
Young, et al. v. The American Tobacco Company, et al., Case No. 2:97-CV-03851, Civil District Court, State of Louisiana, Orleans Parish (case filed 11/12/97). This personal injury class action is brought on behalf of plaintiff and all similarly situated residents in Louisiana who were allegedly injured by exposure to second-hand smoke.
Lowe, et al. v. Philip Morris Incorporated, et al., Case No. 0111-11835, Circuit Court, Oregon, Multnomah County (case filed 12/19/01). This personal injury class action involves medical monitoring claims brought on behalf of plaintiff and all Oregon residents who have smoked cigarettes. Class action seeks payments for costs of medical monitoring for current and former smokers. In September 2003, the court granted defendants’ motion to dismiss the complaint, and plaintiffs have appealed.
Schwab, et al. v. Philip Morris USA, Inc., et al., Case No. CV-04 1945, USDC, Eastern District of New York (case filed 5/11/04). This class action seeks economic damages on behalf of plaintiffs and all others similarly situated under the RICO act challenging the practices of defendants in connection with the marketing, advertising, promotion, distribution and sale of light cigarettes in comparison to regular cigarettes delivering lower levels of tar and/ or nicotine. Plaintiff seeks certification of a nationwide class. See Note 13, Contingencies, for a more detailed discussion of the case.
In Re Simon (II) Litigation, Case No 00-CV-5332, USDC, Eastern District of New York (case filed 9/6/2000). This action consolidates claims of ten other individual and class action personal injury tobacco cases, and is brought on behalf of plaintiffs seeking certification of a nationwide class under the applicable provisions of Rule 23 of the Federal Rules of Civil Procedure. In September 2002, the court granted plaintiff’s motion for certification of a nationwide punitive damages class. In May 2005, the United States Court of Appeals for the Second Circuit vacated the trial court’s certification order and remanded the case to the trial court for further proceedings. The Second Circuit Court of Appeals denied plaintiffs’ motion for reconsideration of the decertification ruling. In February 2006, the trial court entered an order dismissing the action effective March 8, 2006. See Note 13, Contingencies, for a more detailed discussion of this case. (Consolidated Cases: 99-CV-1988, 00-CV-2340, 00-CV-4632, 00-CV-4442, 98-CV-1492, 99-CV-6142, 98-CV-3287, 98-CV-7658, 98-CV-0675, 99-CV-7392).
In Re Tobacco PI (5000), Case NO. 00-C-5000, Circuit Court, West Virginia, Ohio County. Although not technically a class action, the court has consolidated for trial on some common related issues approximately 1,000 individual smoker actions, that were pending prior to 2001. Liggett has been severed from the trial of the consolidated action.

In Re Tobacco MM (6000) (Blankenship), Case No. 00-C-6000, Circuit Court, West Virginia, Ohio County. Class action seeking payments for costs of medical monitoring for current and former smokers. Liggett was severed from trial of other tobacco company defendants. Judgment upon jury verdict in favor of other tobacco company defendants was affirmed by the West Virginia Supreme Court in May 2004, which denied plaintiff’s petition for rehearing during July of 2004. Plaintiffs did not seek further appellate review of this matter and the case has been concluded in favor of the other defendants.
Parsons, et al. v. Liggett Group Inc., et al., Case No. 98-C-388, Circuit Court, State of West Virginia, Kanawha County (case filed 4/9/98). This personal injury class action is brought on behalf of plaintiff’s decedent and all West Virginia residents having claims for personal injury arising from exposure to both cigarette smoke and asbestos fibers. The action is stayed as a result of bankruptcy petitions filed by three defendants.
V.	INDIVIDUAL SMOKER CASES
Alabama
Campbell, Willie et al. v. Brown & Williamson Tobacco Corporation et al., Case No. CV-02-184-MJ-C, USDC, Southern District, Alabama. Three individuals suing.
California
Adams, Dixie, et al . v. American Tobacco Co, Inc., et al., Case No. GC 030373, Superior Court, Los Angeles County, California. Three individuals suing.
Brown V., et al. v. The American Tobacco Company, et al., Case No. 00AS02085, Superior Court, Sacramento County, California (case filed 4/18/00). Two individuals suing.
Donaldson, et al. v. Raybestos Manhattan, Inc., et al., Case No.998147, Superior Court of California, County of San Francisco (case filed 9/25/98). Two individuals suing.
District of Columbia
Thomas, Albert v. The Tobacco Research Committee, et al., Case No. 1:04CV02094, USDC, District Court of Columbia (case filed 12/3/04). One individual suing (Pro Se).
Christensen, et al. v. Philip Morris Incorporated, et al., Case No. 02136, Court of Special Appeals, District of Columbia (case filed 9/03). Two individuals suing.
Plummer, Brenda, et al. v. The American Tobacco., Case No. 6480, Superior Court, District of Columbia. Three individuals suing.

Sims, et al. v. Philip Morris, Inc., et al., Case No. 1:01CV01107, USDC, District of Columbia (case filed 5/23/01). Three individuals suing.
Florida
Armand v. Philip Morris, et al., Case No. 97-31179-CICI, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 7/9/97). Two individuals suing.
Arnold, James, et al. v. Brown & Williamson Corporation, et al., Case No. 04 00472, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 01/16/04). One individuals suing. Abated pending resolution of Engle.
Atcheson v. R. J. Reynolds, et al., Case No. 97-31148-CICU, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 7/29/97). One individual suing.
Austin, W., v. R. J. Reynolds , et al., Case No. 05-00680, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.
Bartley, et al. v. Brown & Williamson, et al., Case No. 97-11153, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/21/97). Two individuals suing.
Blair v. R. J. Reynolds, et al., Case No. 97-31177, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 7/29/97). One individual suing.
Blake, et al. v. R. J. Reynolds, et al., Case No. 01-13549, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 6/7/01). Two individuals suing.
Blank v. Philip Morris, et al., Case No. 97-05443, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 4/10/97). Two individuals suing.
Blum v. Philip Morris Incorporated, et al., Case No. 96005881, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County. One individual suing.
Bradley, et al. v. American Tobacco, et al., Case No. 6:02-CV-01385, USDC, Middle District, Florida. Two individuals.
Britan, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 01-13451, County Court of the 11th Judicial Circuit, Florida, Miami-Dade County. One individual suing.
Bronstein, et al. v. Brown & Williamson, et al., Case No. 97-008769, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). Two individuals suing.
Broome, et al. v. RJ Reynolds Tobacco Company, et al., Case No. 04-3997, Circuit Court, of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.

Brown, Eileen v. R. J. Reynolds Tobacco Company, et al., Case No. 05-04822, Circuit Court, of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.
Brown, Jackie v. R. J. Reynolds Tobacco Company, et al., Case No. 05-0790, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.
Brown, S., et al. v. Liggett Group Inc., et al., Case No. 03-18552 CA 04, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 08/11/03). Two individuals suing.
Burns, et al. v. Liggett Group Inc., et al., Case No. 97-11175-27, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 4/3/98). One individual suing.
Cagle, et al. v. Brown & Williamson Corporation, et al., Case No. 02 10718, 13th Judicial Circuit, Florida, Hillsborough County (case filed 11/22/02). Two individuals suing. Abated pending resolution of Engle.
Calhoun, C., et al. v. Brown & Williamson Corporation, et al., Case No. 02-7970, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 8/27/02). Two individuals suing. Abated pending resolution of Engle.
Callahan, et ux. v. Brown & Williamson Tobacco Corporation, et al., Case No. 05-10313,
Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County, (case filed 5/19/05). Two individuals suing.
Ciccone, et al. v. Brown & Williamson Tobacco Corporation, et al., Case No. 0413258, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 8/19/04). One individual suing.
Clark, Carol M. v. R. J. Reynolds Tobacco Company, et al., Case No. 02-16981, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County, (case filed 7/3/02). One individual suing.
Coffey v. Brown & Williamson Corporation, et al., Case No. 01-09335, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Cotto, et al. v. Brown & Williamson Corporation, et al., Case No. 03-748, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 1/22/03). Two individuals suing. Abated pending resolution of Engle.
Colic, et al v. Brown & Williamson Corporation, et al., Case No. 03-10844, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.

Cowart v. Liggett Group Inc, et al., Case No.98-01483CA, Circuit Court of the 11th Judicial Circuit, Florida, Duval County (case filed 3/16/98). One individual suing.
Cox v. R. J. Reynolds Tobacco Company, et al., Case No. 05-00677, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Davis, et al. v. Liggett Group Inc., et al., Case No. 97-11145, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). One individual suing.
Davis, Beverly, et al. v. Liggett Group Inc., et al., Case No. 02-48914, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 10/4/02). Liggett is the sole defendant tobacco company in this action. Jury decision in April 2004 awarded compensatory damages of $540,000 against Liggett. In addition, plaintiff’s counsel was awarded legal fees of $752,000. Liggett has appealed both judgments in separate appeals which are pending.
Davison, et al. v. Brown & Williamson, et al., Case No. 97008776, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). Two individuals suing.
De La Torre, et al. v. Brown & Williamson, et al., Case No. 97-11161, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). One individual suing.
Dill v. Philip Morris, et al., Case No. 97-05446, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 4/10/97). One individual suing.
Ditslear v. R. J. Reynolds Tobacco Company, et al., Case No. 05-0899, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.
Dougherty v. Philip Morris Inc., et al., Case No. 1999 32074 CICI, Circuit Court, Florida, Volusia County (case filed 11/17/99). One individual suing.
Duecker v. Liggett Group Inc., Case No. 98-03093 CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 7/5/98). One individual suing. Liggett is the only tobacco company defendant.
Ferlanti, et al. v. Liggett Group Inc., et al., Case No.0321697, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 12/11/03). One individual suing on behalf of a decedent smoker. Liggett is the sole defendant tobacco company in this action. In March 2005, the court granted Liggett’s motion for summary judgment disposing of the case in its entirety. The plaintiff has taken an appeal, and oral argument on that appeal was held in March 2006.

Flaks, et al. v. Brown & Williamson, et al., Case No. 97-008750, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). Two individuals suing.
Fuchs v. R. J. Reynolds Tobacco Company, et al., Case No. 05-00681, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.
Garcia v. v. R.J. Reynolds, et al., Case No. 05-04159, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.
Garretson, et al. v. R.J. Reynolds, et al., Case No. 97-32441 CICI, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 10/22/96). One individual suing.
Goldberg, et al. v. Liggett Group Inc., et al., Case No. 97-008780, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). Two individuals suing.
Grant, et al. v. Brown & Williamson Corporation, et al., Case No. 03-2673-Div. I, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.
Abated pending resolution of Engle.
Gray, et al. v. The American Tobacco Co., et al., Case No. 97-21657 CA 42, Circuit Court of the 11th Judicial Circuit, Florida, Putnam County (case filed 10/15/97). Two individuals suing.
Guarch, et al. v. Philip Morris Incorporated, et al., Case No. 02-3308 CA 22, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 2/5/02). Two individuals suing.
Harris, et al. v. Brown & Williamson, et al., Case No. 97-1151, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). Two individuals suing. Abated pending resolution of Engle.
Harris, Donald, et al. v. Brown & Williamson Corporation, et al., Case No. 02-8105, 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.
Hart, et al. v. Brown & Williamson, et al., Case No. 9708781, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). One individual suing.
Hayes, et al. v. R.J. Reynolds, et al., Case No. 97-31007, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 6/30/97). Two individuals suing.
Hayhurst, et al. v. Liggett Group Inc., et al., Case No. 03-12302, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/14/03). Two individuals suing.
Hearne v. RJ Reynolds Tobacco Company, et al., Case No. 06-00550, 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.

Hecker v. Brown & Williamson Corporation, et al., Case No. 03-9336, 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Henin v. Philip Morris, et al., Case No. 97-29320 CA 05, Circuit Court of the 11th Judicial Circuit, Florida, Dade County (case filed 12/26/97). One individual suing.
Henning. et al. v. Brown & Williamson, et al., Case No. 97-11159, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). Two individuals suing.
Hitchens, et al. v. Brown & Williamson, et al., Case No.97008783, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97).
Hutto, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 05-02552, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Jones, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 02-21922 CA 22, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 08/29/02). Two individuals suing.
Lappin v. R.J. Reynolds, et al., Case No. 97-31371 CICI, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 6/2/97). One individual suing.
Laschke, et al. v. R.J. Reynolds, et al., Case No. 96-8131-CI-008, Circuit Court of the 6th Judicial Circuit, Florida, Pinellas County (case filed 12/20/96). Two individuals suing. Dismissal reversed on appeal. Remanded to the 6th Judicial Circuit.
Lewis, et al. v. R.J. Reynolds, et al., Case No. 05-02167, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.
Levine v. R.J. Reynolds, et al., Case No. CL 95-98769 (AH), Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (case filed 7/24/96). One individual suing.
Lobley v. Philip Morris, et al., Case No. 97-1033-CA-10-L, Circuit Court of the 18th Judicial Circuit, Florida, Seminole County (case filed 7/29/97). Two individuals suing.
Lukacs, John v. R. J. Reynolds Tobacco Company, et al., Circuit Court of the 11th Judicial Circuit Court, Florida, Miami-Dade County. One individual suing. See Note 13, Contingencies, for a more detailed discussion of this case.
Lustig, et al. v. Brown & Williamson Tobacco Co., et al., Case No. 97 11168, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). One individual suing.

Magaldi, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 02-2120 CA 11, Circuit court of the 11th Judicial Court, Florida, Miami-Dade County (case filed 8/21/02). Two individuals suing.
Magliarisi, et al. v. Brown & Williamson, et al., Case No. 97008895, Circuit Court of the 17 Judicial Circuit, Florida, Broward County (case filed 6/11/97). One individual suing.
Manley, et al. v. Liggett Group Inc., et al., Case No. 97-11173-27, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 4/3/98). Two individuals suing.
McBride, et al. v. Brown & Williamson, et al., Case No. 02-0585, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 6/4/02). One individual suing. Abated pending resolution of Engle.
McDonald, et al. v. Brown & Williamson, et al., Case No. 03-4767, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 5/19/03). One individual suing. Abated pending resolution of Engle.
McInteer v. R.J. Reynolds Tobacco Company, et al., Case No. 05-00947, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.
Meckler, et al. v. Brown & Williamson, et al., Case No. 97-03949-CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 7/10/97). One individual suing.
Mullin v. Philip Morris, et al., Case No. 95-15287 CA 15, Circuit Court of the 11th Judicial Circuit, Florida, Dade County (case filed 11/7/95). One individual suing.
O’Rourke v. Liggett Group Inc., et al., Case No. 97-31345-CICI, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 6/2/97). One individual suing.
Perez, et al. v. Brown & Williamson, et al., Case No. 96-1721-CIV-T-24B, USDC, Middle District of Florida (case filed 8/20/96). One individual suing.
Phillips v. R.J. Reynolds, et al., Case No. 97-31278, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 5/27/97). One individual suing.
Pipolo v. Philip Morris, et al., Case No. 97-05448, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 4/10/97). Two individuals suing.
Quinn, et al. v. Brown & Williamson Corporation, et al., Case No. 03-4768, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County (case filed 5/19/03). One individual suing. Abated pending resolution of Engle.
Rauch, et al. v. Brown & Williamson, et al., Case No. 97-11144, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). Two individuals suing.

Rawls, et al. v. Liggett Group Inc., et al., Case No. 97-01354 CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 3/6/97). One individual suing.
Rodriguez v. Philip Morris Incorporated, et al., Case No. 02-04912-CA-11, Circuit Court, Florida, Miami-Dade County. One individual suing.
Rupe, et al v. R J Reynolds Tobacco Company, et al., Case No. 04-2527, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.
Schultz v. Philip Morris Incorporated, et al., Case No. 99019898, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 11/24/99). One individual suing.
Schwartz, et al. v. Liggett Group Inc., et al., Case No. CA 030027078, Circuit Court of the 15th Judicial Circuit, Florida, Palm Beach County (case filed 02/24/03). One individual suing on behalf of a decedent smoker. Liggett is the only defendant tobacco company in this action. The jury returned a defense verdict in March 2006. The plaintiff may appeal.
Shaw, et al. v. Brown & Williamson, et al., Case No. 97-008755, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). Two individuals suing.
Shaw, Barbara, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 05-2863, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.
Sheehan v. Brown & Williamson Corporation, et al., Case No. 01-9559, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing. Abated pending resolution of Engle.
Shirah, et al. v. Brown & Williamson Corporation, et al., Case No. 03-1589-Div. C, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. Two individual suing. Abated pending resolution of Engle.
Spotts v. R.J. Reynolds, et al., Case No. 97-31373 CICI, Circuit Court of the 4th Judicial Circuit, Florida, Volusia County (case filed 9/16/97). One individual suing.
Stafford v. Brown & Williamson, et al., Case No. 97-7732-CI-019, Circuit Court of the 6th Judicial Circuit, Florida, Pinellas County (case filed 11/14/97). One individual suing. Abated pending resolution of Engle.
Stewart, et al. v. R.J. Reynolds, et al., Case No. 97 2025 CA, Circuit Court of the 5th Judicial Circuit, Florida, Lake County (case filed 9/16/97). Two individuals suing.

Strickland, et al. v. The American Tobacco Company, et al., Case No. 98-00764, Circuit Court of the 11th Judicial Circuit, Florida, Dade County (case filed 1/8/98). Two individuals suing.
Strohmetz v. Philip Morris, et al., Case No. 98-03787 CA, Circuit Court of the 4th Judicial Circuit, Florida, Duval County (case filed 7/16/98). One individual suing.
Swank-Reich v. Brown & Williamson, et al., Case No. 97008782, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). One individual suing.
Thomson, Barry, v. R.J. Reynolds, et al., Case No. 97-400-CA, Circuit Court of the 7th Judicial Circuit, Florida, Flagler County (case filed 9/2/97). One individual suing.
Thomson, Eileen, et al. v. Brown & Williamson, et al., Case No. 97-11170, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 7/21/97). One individual suing.
Ventura v. R.J. Reynolds Tobacco Co., et al., Case No. 97-27024 CA (09), Circuit Court of the 11th Judicial Circuit, Florida, Dade County (case filed 11/26/97). One individual suing.
Walker v. Brown & Williamson Corporation, et al., Case No. 03-8482, 13th Judicial Circuit, Florida, Hillsborough County. (case filed 09/11/03). One individual suing. Abated pending resolution of Engle.
Ward v. Brown & Williamson Corporation, et al., Case No. 03-8480, 13th Judicial Circuit, Florida, Hillsborough County. (case filed 09/11/03). One individual suing. Abated pending resolution of Engle.
Washington, et al. v. Philip Morris, et al., Case No. 97-10575 CIDL, Circuit Court of the 7th Judicial Circuit, Florida, Volusia County (case filed 9/16/97). Two individuals suing.
Wells v. R. J. Reynolds Tobacco Company, et al., Case No. 02 21340 CA 30, Circuit Court of the 11th Judicial Circuit, Florida, Miami-Dade County (case filed 8/22/02). One individual suing.
Weiffenbach, et ux. v. Philip Morris, et al., Case No. 96-1690-CIV-T-24C, USDC, Middle District of Florida (case filed 8/30/96). Two individuals suing.
Weldon, et al. v. R J Reynolds Tobacco Company, et al., Case No. 04-2530, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.
Wisch v. Liggett Group Inc., et al., Case No. 97-008759, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 6/10/97). One individual suing.

Witt v. Brown & Williamson Corporation, et al., Case No. 04-8530, 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.
Zarrella, et al. v. Liggett Group Inc., et al., Case No. 0313947, Circuit Court of the 17th Judicial Circuit, Florida, Broward County (case filed 8/12/03). Two individuals suing.
Zima, et al. v. R J Reynolds Tobacco Company, et al., Case No. 05-06109, Circuit Court of the 13th Judicial Circuit, Florida, Hillsborough County. One individual suing.
Georgia
Brown-Jones v. The American Tobacco Co., et al., Case No. 98-RCCV-28, Superior Court of Georgia, Richmond County (case filed 1/13/98). Two individuals suing.
Louisiana
Badon, et ux. v. RJR Nabisco Inc., et al., Case No. 10-13653, 38th Judicial District, Louisiana, Cameron Parish (case filed 5/24/94). Six individuals suing. The action has been stayed in the trial court pending resolution of an appeal taken from the trial court’s dismissal of certain claims, including punitive damages.
Dimm, et al. v. R.J. Reynolds, et al., Case No. 53919, 18th Judicial District Court, Parish of Iberville, Louisiana. Seven individuals suing.
Hunter, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002/18748m District Court, Parish of Orleans, Louisiana. (12/4/2002) Two Individuals suing.
Newsom, et al. v. R.J. Reynolds, et al., Case No. 105838, 16th Judicial District Court, Parish of St. Mary, Louisiana (case filed 5/17/00). Five individuals suing.
Oser v. The American Tobacco Co., et al., Case No. 97-9293, Civil District of the Judicial District Court, State of Louisiana, Orleans Parish (case filed 5/27/97). One individual suing.
Racca, et al. v. R. J. Reynolds, et al., Case No. 10-14999, 38th Judicial District Court, State of Louisiana, Cameron Parish (case filed 7/16/98). Eleven individuals suing.
Reese, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2003-12761, 22nd Judicial District Court, Louisiana, St. Tammany (case filed 6/10/03). Five individuals suing.
Maryland
Boyd, et al. v. A C and S Inc., et al., Case No. 24-X-00-000305, Circuit Court, Maryland, Baltimore City (case filed 4/21/00). Two individuals suing.

Caravello, et al. v. A C and S Inc., et al., Case No. 24-X-95-15350, Circuit Court, Maryland, Baltimore City. Two individuals suing.
Carnes, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X-98-028535, Circuit Court, Maryland, Baltimore City. Two individuals suing
Cavey , et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X-98-093530, Circuit Court, Maryland, Baltimore City. Two individuals suing
Cissin v. A C and S Inc., et al., Case No.24-X-01-000078, Circuit Court, Maryland, Baltimore City (case filed 01/17/01). One individual suing.
Chatham, et al. v. A C and S Inc., et al., Case No. 24-X-01-000780, Circuit Court, Maryland, Baltimore City. Two individuals suing.
Christensen, Nona, et al. v. Philip Morris, Inc., et al., Case No. 24-C-01-003927, Circuit Court, Maryland, Baltimore City. Two individuals suing. The Court of Special Appeals reversed the trial court’s granting of summary judgment and remanded the case to the Circuit Court for Baltimore City.
Dunaja, et al. v. Owens Illinois Glass Co., et al., Case No. 24-X-03-000189, Circuit Court, Maryland, Baltimore City (case filed 2/10/03). Seven individuals suing.
Fox, et al. v. A C and S Inc., et al., Case No. 24-X-96-239541, Circuit Court, Maryland, Baltimore City. Two individuals suing.
Grose, v. A C and S Inc., et al., Case No. 24-X-99-002199, Circuit Court, Maryland, Baltimore City (10/29/99). One individual suing.
Hands, et al. v. A C and S Inc., et al., Case No. 24-X-96-103517, Circuit Court, Maryland, Baltimore City. Four individuals suing.
Harper, et al. v. A C and S Inc., et al., Case No. 24-X-98-289543, Circuit Court, Maryland, Baltimore City (case filed 10/16/98). Two individuals suing.
Holmes, et al. v. A C and S Inc., et al., Case No. 24-X-90-264509, Circuit Court, Maryland, Baltimore City. One individual suing.
Huffman, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X-90-358501, Circuit Court, Maryland, Baltimore City (6/18/90). Two individuals suing
Ingram, et al. v. B. F. Goodrich Company, et al., Case No. 24-X-01-002030, Circuit Court, Maryland, Baltimore City (case filed 12/10/01). Two individuals suing.
Johnson, et al. v. A C and S Inc., et al., Case No. 24-X-95146511, Circuit Court, Maryland, Baltimore City (case filed 1/6/97). Two individuals suing.

Jordon, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X95-055503, Circuit Court, Maryland, Baltimore City. Three individuals suing.
McCormack, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X-90-358501, Circuit Court, Maryland, Baltimore City (case filed 8/1/90). Two individuals suing.
Pusinsky, et al., v. A C and S Inc., et al., Case No. 24-X-99-000929, Circuit Court, Maryland, Baltimore City (case filed 5/21/99). Two individuals suing.
Ryan, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X-97-045529, Circuit Court, Maryland, Baltimore City. One individuals suing.
Sassler, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X96341506, Circuit Court, Maryland, Baltimore City. Three individuals suing.
Silbersack, et al. v. A C and S Inc., et al., Case No. 24-X-97083510, Circuit Court, Maryland, Baltimore City (case filed 3/24/96). Three individuals suing.
Turner v. A C and S Inc., et al., Case No. 24-X-98-301502, Circuit Court, Maryland, Baltimore City. One individual suing.
Williams, et al. v. A C and S Inc., et al., Case No. 24-X-99-000113, Circuit Court, Maryland, Baltimore City (case filed 1/20/99). Two individuals suing.
Wilson, et al. v. A C and S Inc., et al., Case No. 24-X-95146533, Circuit Court, Maryland, Baltimore City (case filed 5/26/95). Three individuals suing.
Young, et al. v. Owens Corning Fiberglass Corporation, et al., Case No. 24-X-97-139547, Circuit Court, Maryland, Baltimore City (case filed 5/19/97). Two individuals suing.
Znovena, et al. v. AC and S Inc., et al., Case No. 24-X-97240553CX1848, Circuit Court, Maryland, Baltimore City (case filed 8/24/98). Two individuals suing.
Massachusetts
Monty v. Harvard Pilgrim Health Care, et al., Demand Letter. Superior Court, Massachusetts. No suit filed.
Nysko, et al. v. R. J. Reynolds Tobacco Company, et al., Demand letter and draft complaint, Superior Court of Massachusetts, Middlesex County. No suit filed.
Piscione v. R. J. Reynolds Tobacco Company, et al., Demand letter and draft complaint, Superior Court of Massachusetts, Middlesex County. No suit filed.

Satchell v. The Tobacco Institute, Inc., et al., Demand Letter. Superior Court, Massachusetts. No suit filed.
Mississippi
Anderson, Harvey, L., et al. v. R. J. Reynolds, et al., Case No. 2002-309, Chancery Court, Mississippi, Adams County (case filed 4/25/02). Two individuals suing.
Angelethy, et al. v. R. J. Reynolds, et al., Case No. 02-KV-0315-J, Circuit Court, Mississippi, Adams County (case filed 4/21/03). Six individuals suing.
Banks, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2000-136, Circuit Court, Mississippi, Jefferson County (case filed 12/22/2000). Six individuals suing.
Barker, Pearlie, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2001-64, Circuit Court, Mississippi, Jefferson County (case filed 3/30/01). Three individuals suing.
Bell, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2001-271, Chancery Court, Mississippi, Jefferson County (case filed 12/18/01). Six individuals suing.
Blythe v. Rapid American Corporation, et al., Case No. CI 96-0080-AS, Circuit Court, Mississippi, Jackson County (case filed 9/23/96). One individual suing.
Brown, Glayson, et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 2001-0022(1) Circuit Court, Mississippi, George County (case filed 3/30/01). 224 individuals suing.
Buford, et al. v R. J. Reynolds Tobacco Company, et al., Case No. 2001-268, Chancery Court, Mississippi, Jefferson County (case filed 12/17/01).
Chambliss, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2001-273, Circuit Court, Mississippi, George County (case filed 12/21/01). Four individuals suing.
Cochran, et al. v. R. J. Reynolds, et al., Case No. 2002-0366(3), Circuit Court, Mississippi, George County (case filed 12/31/02). One individual suing.
Cook, et al. v. Philip Morris Incorporated, et al., Case No. 2001-166, Chancery Court, Mississippi, Claiborne County (case filed 10/01/01). Two individuals suing.
Combustion Engineering, et al. v. R. J. R. Nabisco, Inc., et al., Case No. 2001-86, Circuit Court, Mississippi, Claiborne County (case filed 4/18/01). Six individuals are suing.
Combustion Engineering, et al. v. R. J. R. Nabisco, et al., Case No. 2000-617, Circuit Court, Mississippi, Jefferson County (case filed 4/18/01). Claims of plaintiff Combustion Engineering only were dismissed with prejudice by order dated 8/26/04. The claims of individual plaintiffs are still pending. Five individuals are suing.

Fischer, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 02-0196, Circuit Court, Mississippi, Wilkinson County (case filed 4/29/03). Five individuals suing.
Gasket Holdings, et al. v. RJR Nabisco, Inc., et al., Case No. 2000-225, Circuit Court, Mississippi, Chancery County (case filed 4/18/01). Claims of plaintiff Gasket Holdings were dismissed with prejudice by Agreed Final Judgment of Dismissal dated 6/16/04. The claims of individual plaintiffs are still pending.
Glass, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-338, Circuit Court, Mississippi, Jefferson County (case filed 12/20/02). Seven individuals suing.
Goss, et al. v. R. J. Reynolds Tobacco Company, et al., Case No.2002-308, Chancery Court, Mississippi, Adams County (case filed 4/25/02). Three individuals suing.
Griffin, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2001-274, Chancery Court, Mississippi, Jefferson County (case filed 1/9/02). Four individuals are suing.
Harried, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-041, Chancery Court, Mississippi, Jefferson County (case filed 03/01/02). Two individuals suing.
Harris, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-853, Chancery Court, Mississippi, Adams County (case filed 4/21/03). Six individuals suing.
Hill, et al. v. Philip Morris Incorporated, et al., Case No. 2001-163, Chancery Court, Mississippi, Claiborne County (case filed 9/27/01). Two individuals suing.
Holmes, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-424, Chancery Court, Mississippi, Copiah County (case filed 9/11/02). Five individuals suing.
Humphrey, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2000-608, Circuit Court, Mississippi, Jefferson County (case filed 12/1/00). Twenty individuals are suing.
Jennings, et al. v. R. J. Reynolds, et al., Case No. 2000-238, Circuit Court, Mississippi, Claiborne County (case filed 11/2/00). Fourteen individuals suing.
Kaiser Aluminum and Chemical Corporation, et al. v. R. J. R. Nabisco, Inc., et al., Case No. 2000-615, Circuit Court, Mississippi, Jefferson County (case filed 12/15/00). Claims of plaintiff Kaiser Aluminum and Chemical Corporation only were dismissed with prejudice by Agreed Final Judgment of Dismissal dated 6/16/04. The claims of individual plaintiffs are still pending.
Kelly, et al. v. R. J. Reynolds, et al., Case No. 2002-404, Circuit Court, Mississippi, Claiborne County (case filed 5/28/03). Seven individuals suing.
McDougel, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-040, Chancery Court, Mississippi, Jefferson County (case filed 03/01/02). Three individuals suing.

McGee, et al. v. Philip Morris Incorporated, et al., Case No. 2000-596, Circuit Court, Mississippi, Jefferson County (case filed 11/16/00). Nineteen individuals suing.
Mitchell, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-392, Chancery Court, Mississippi, Adams County (case filed 05/28/02). Three individuals suing.
Murphy, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-390, Chancery Court, Mississippi, Adams County (case filed 05/28/02). Three individuals suing.
Oliver, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2001-275, Chancery Court, Mississippi, Jefferson County (case filed 12/21/01). Four individuals are suing.
Patterson, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 5:04cv174, USDC, Southern District, Mississippi, Western Division (case filed 7/7/04). One individual suing.
Pilgram, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. G2002-2374W/4, Chancery Court, Mississippi, Hinds County (case filed 12/30/02). Eighteen individuals suing.
Smith, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-391, Chancery Court, Mississippi, Adams County (case filed 05/28/02). Three individuals suing.
Starks, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-071, Chancery Court, Mississippi, Jefferson County (case filed 04/25/02). Three individuals suing.
Stevens, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 03-KV-0055-J, Circuit Court, Mississippi, Adams County (case filed 4/30/03). One individual suing.
T&N, LTD, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2001-87, Circuit Court, Mississippi, Claiborne County (case filed 4/18/01). Liggett & Myers and Brooke Group were dismissed 8/16/01; Liggett Group Inc. is still a defendant. Claims of plaintiff T&N, Ltd. only were dismissed with prejudice by Agreed Final Judgment of Dismissal dated 6/16/04. The claims of individual plaintiffs are still pending. Three individuals are suing.
T&N, LTD, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2000-618, Circuit Court, Mississippi, Jefferson County (case filed 4/18/01). Liggett & Myers and Brooke Group were dismissed 8/16/01; Liggett Group Inc. is still a defendant. Claims of plaintiff T&N, Ltd. only were dismissed with prejudice by Agreed Final Judgment of Dismissal dated 6/16/04. The claims of individual plaintiffs are still pending. Two individuals are suing.
Thomas, Ezell, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 96-0065, Circuit Court, Mississippi, Jefferson County (case filed 1996).

W. R. Grace, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2001-58, Circuit Court, Mississippi, Jefferson County (case filed 3/23/01). Liggett & Myers and Brooke Group were dismissed 8/16/01; Liggett Group Inc. is still a defendant. This suit was automatically stayed due to plaintiff’s filing of bankruptcy. As such, the trial court administratively closed its filing pending remand from the bankruptcy court or a motion to reopen.
Walters, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-845, Chancery Court, Mississippi, Adams County (case filed 12/31/02). Thirteen individuals suing.
White, et al. v. Philip Morris, Inc. et al., Case No. 97-0053, Chancery Court, Mississippi, Jefferson County (case filed 4/24/97). Three individuals suing.
Wilson, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-208, Chancery Court, Mississippi, Adams County (case filed 03/15/02). Four individuals suing.
Woods, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 2002-06, Chancery Court, Mississippi, Claiborne County (case filed 1/9/02). Two individuals are suing.
Missouri
Alexander v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237223, Circuit Court, Missouri, Jackson County (case filed 5/21/03). This case was originally brought as a single action on behalf of nineteen individual plaintiffs against the major tobacco company defendants. On May 23, 2005, the court granted defendants’ motions to sever the nineteen plaintiffs into nineteen individual actions, and plaintiffs and their claims were severed into separate actions for trial and assigned with individual case identification numbers. The first of the nineteen individual actions, VanDenberg, was tried beginning on January 4, 2006. (See description of VanDenberg and other Alexander-related cases below). Two additional cases, Beasley and Nuzum (see below), are scheduled for trial in 2006.
Barnes v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237224, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Bayro, et al. v. Philip Morris, Inc., et al., Circuit Court, Missouri, Jackson County. Three individuals suing. Liggett has not yet been served with the complaint.
Beasley v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237225, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander. Trial set for November 2006.

Bradley v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237227, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Brown v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237228, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Collins v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237229, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Crawford, Brenda L. v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237230, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Crawford, Calvin v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237231, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Creevey v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237232, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Davis, et al. v. American Tobacco Company, et al., Case No. 2:00-CV-26-CEJ, USDC, Missouri, Eastern District (case filed 9/25/00). Two individuals suing.
Frost, et al v. Liggett Group Inc., et al. Case No. 05CV-24065, Circuit Court, Missouri, Jackson County (case filed 8/26/05). One individual suing on behalf of a decedent smoker. Liggett is the only tobacco manufacturing defendant, along with a tobacco retailer defendant. Liggett and the retailer defendant have each filed a motion to dismiss, which are pending before the trial court.
Hayes v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237234, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Herzig v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237235, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.

Inskeep v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237236, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Mattern, et al. v. Brown & Williamson Tobacco Corporation, et al., Case No. 032-09705, Circuit Court, 22nd Judicial Circuit, Missouri, St. Louis City (case filed 9/5/03). Two individuals suing. Plaintiff dismissed all defendants except Liggett. The case was settled in December 2005. The settlement will not have a material affect on Liggett’s financial condition, results of operations or cash flows.
Nuzum v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237237, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander. Trial set for September 2006.
VanDenburg v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237238, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander. Trial of this action began on January 4, 2006. In February 2006, the jury returned a verdict in favor of the defense. The plaintiff may appeal.
Walrath v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237239, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Walton v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237240, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Wheeler v. Brown & Williamson Tobacco Corporation, et al., Case No. 03-CV-237241, Circuit Court, Missouri, Jackson County (case filed 5/21/03). One individual suing. See Alexander.
Nebraska
Armendariz v. Philip Morris, et al., Case No. 999/862, District Court, Nebraska, Douglas County (case filed 11/17/00). One individual suing.
Mumin v. Philip Morris, et al., Doc. 1000 No. 46, District Court, Nebraska, Douglas County (case filed 11/27/00). One individual suing.
New York
Brantley v. The American Tobacco Company, et al., Case No. 114317/01, Supreme Court of New York, New York County (case filed 7/01). One individual suing.
Debobes v. The American Tobacco Company, et al., Case No. 29544/92, Supreme Court of New York, Nassau County (case filed 10/97). One individual suing.

Gouveia v. Fortune Brands, Inc., et al., Case # 210641/04, Supreme Court, Rensselaer County (case filed 8/1997). Two individuals suing.
Hausrath, et al. v. Philip Morris Inc., et al, Case No. I2001-09526, Superior Court, New York, Erie County (case filed 01/24/02). Two individuals suing.
Hobart v. The American Tobacco Company, et al., Case No. 102869/02, Supreme Court of New York, New York County (case filed 11/5/97). One individual suing.
James v. The American Tobacco Company, et al., Case No. 103034/02, Supreme Court of New York, New York County (case filed 11/97). One individual suing.
McCormack v. The American Tobacco Company, et al., Case No. 102864/02, Supreme Court of New York, New York County (case filed 10/97). One individual suing.
Shea, et al. v. The American Tobacco Company, et al., Case No. 008938/03, Supreme Court of New York, Nassau County (case filed 10/97). Two individuals suing.
Standish, et al. v. The American Tobacco Co., et al., Case No. 18418-97, Supreme Court of New York, Bronx County (case filed 7/28/97). One individual suing.
Tomasino v. The American Tobacco Company, et al., Case # 027182/97, Supreme Court of New York, Nassau County (case filed 10/97). Two individuals suing. In November 2005, defendants’ appeal of summary judgment denied by the Appellate Division, Second Department. In January 2006, Liggett joined in the joint defendants’ motion for an order granting leave to appeal to the New York Court of Appeals.
Tormey, Thomas M., et al. v. The American Tobacco, et al., Case No. 2005-0506, Supreme Court of New York, Onondaga County (case filed 1/25/05). Two individuals suing.
Yedwabnick, Bernard, et al. v. The American Tobacco Company, et al., Case No. 20525/97, Supreme Court of New York, Queens County (case filed 9/19/97). Six individuals suing.
Ohio
Croft, et al. v. Akron Gasket & Packing, et al., Case No. CV04541681, Court of Common Pleas, Ohio, Cuyahoga County. Two individuals suing.
Pennsylvania
Buscemi v. Brown & Williamson, et al., Case No. 002007, Court of Common Pleas, Pennsylvania, Philadelphia County (case filed 9/21/99). Two individuals suing.

Puerto Rico
Ayala , The Estate of, et al. v. Philip Morris Inc., et al., Case No. 02-2175(VJ/PG), USDC, District of Puerto Rico, Puerto Rico (case filed 8/8/02). Five individuals suing.
Cabrera, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 03-207, USDC, District of Puerto Rico, Puerto Rico (case filed 10/7/03). Three individuals suing.
Cruz, et al. v. Philip Morris Inc., et al., Case No. 02-2507(RLA), USDC, District of Puerto Rico, Puerto Rico (case filed 10/7/02). Twenty-three individuals suing.
De Jesus Diaz, et al. v. Philip Morris Inc, et al., Case No. 03-1900, USDC, District of Puerto Rico, Puerto Rico (case filed 8/21/03). Two hundred sixty-six individuals suing.
De Jesus Rivera, et al. v. R. J. Reynolds Tobacco, et al., Case No. 03-1099, USDC, District of Puerto Rico, Puerto Rico (case filed 01/03/03). Twelve individuals suing.
Linder, et al. v. Liggett Myers, et al., Case No. 02-2435, USDC, District of Puerto Rico, Puerto Rico (case filed 1/3/03). Two individuals suing.
Lopez, The Estate of, et al. v. Philip Morris Inc., et al., Case No. 02-2173(RLA), USDC, District of Puerto Rico, Puerto Rico (case filed 8/8/02). Nine individuals suing.
Lopez, Isabel Quintana, et al. v. Liggett Group Inc., et al., Case No. 03-2048, USDC, District of Puerto Rico, Puerto Rico (case filed 9/26/03). Two individuals suing.
Maldonado, et al. v. Brown & Williamson, et al., Case No 05-1148 (JP), USDC, District of Puerto Rico, Puerto Rico (case filed 2/4/05). Five individuals suing. Liggett has not yet been served.
Martinez, The Estate of, et al. v. Philip Morris Inc., et al., Case No. 02-2171 (HL), USDC, District of Puerto Rico, Puerto Rico (case filed 8/8/02). Six individuals suing.
Pandal, The Estate of, et al. v. Philip Morris Inc., et al., Case No. 03-1642 (SEC), USDC, District of Puerto Rico, Puerto Rico (case filed 6/9/03). Five individuals suing.
Reyes, The Estate of , et al. v. Philip Morris Inc., et al., Case No. 02-2174(SEC), USDC, District of Puerto Rico, Puerto Rico (case filed 8/8/02). Ten individuals suing.
Rodriguez-Torres, et al. v. R. J. Reynolds Tobacco Company, et al., Case No. 03-1644 (SEC), USDC, District of Puerto Rico (case filed 6/10/03). Eight individuals suing.
Ruiz Diaz, et al., v. R. J. Reynolds Tobacco Company, et al., Case No. 03-1003 JAG, USDC, District of Puerto Rico (case filed 1/3/03). Eight individuals suing.
Velez, The Estate of, et al. v. Philip Morris Inc., et al., Case No. 02-2172(JAG), USDC, District of Puerto Rico, Puerto Rico (case filed 8/8/02). Twelve individuals suing.

Velez, Maribel Arturet, v. R. J. Reynolds Tobacco Company, et al., Case No. 03-2049, USDC, District of Puerto Rico, Puerto Rico (case filed 9/28/03). One Individual suing.
Rhode Island
Brown v. Brown & Williamson Tobacco Corp., et al., Case No. 98-5447, Superior Court, Rhode Island (case filed 10/30/98). One individual suing.
Nicolo v. Philip Morris, et al., Case No. 96-528 B, USDC, Rhode Island (case filed 9/24/96). One individual suing.
Texas
Adams v. Brown & Williamson, et al., Case No. 96-17502, District Court of the 164th Judicial District, Texas, Harris County (case filed 4/30/96). One individual suing.
Colunga v. American Brands, Inc., et al., Case No. C-97-265, USDC, Texas, Southern District (case filed 4/17/97). One individual suing.
Hale, et al. v. American Brands, Inc., et al., Case No. C-6568-96B, District Court of the 93rd Judicial District, Texas, Hidalgo County (case filed 1/30/97). One individual suing.
Hamilton, et al. v. BGLS, Inc., et al., Case No. C 70609 6 D, USDC, Texas, Southern District (case filed 2/26/97). Five individuals suing.
Hodges, et vir v. Liggett Group, Inc., et al., Case No. 8000*JG99, District Court of the 239th Judicial District, Texas, Brazoria County (case filed 5/5/99). Two individuals suing.
Jackson, Hazel, et al. v. Philip Morris, Inc., et al., Case No. G-01-071, USDC, Texas, Southern District (case filed 2/7/2001). Five individuals suing.
Luna v. American Brands, et al., Case No. 96-5654-H, USDC, Texas, Southern District (case filed 2/18/97). One individual suing.
McLean, et al. v. Philip Morris, et al., Case No. 2-96-CV-167, USDC, Texas, Eastern District (case filed 8/30/96). Three individuals suing.
Mireles v. American Brands, Inc., et al., Case No. 966143A, District Court of the 28th Judicial District, Texas, Nueces County (case filed 2/14/97). One individual suing.
Misell, et al. v. American Brands, et al., Case No. 96-6287-H, District Court of the 347th Judicial District, Texas, Nueces County (case filed 1/3/97). Four individuals suing.

Ramirez v. American Brands, Inc., et al., Case No. M-97-050, USDC, Texas, Southern District (case filed 12/23/96). One individual suing.
Thompson, et al. v. Brown & Williamson, et al., Case No. 97-2981-D, District Court of the 105th Judicial District, Texas, Nueces County (case filed 12/15/97). Two individuals suing.
Virginia
Bowden, et al. v. R.J. Reynolds Tobacco Company, et al., Case No. 98-0068-L, USDC, Virginia, Western District (case filed 1/6/99).
Vaughan v. Mark L. Earley, et al., Case No. 760 CH 99 K 00011-00, Circuit Court, Virginia, Richmond (case filed 1/8/99). One individual suing.
West Virginia
Brewer, et al. v. The American Tobacco Company, et al., Case No. 01-C-82, Circuit Court, West Virginia, Ohio County. Two individuals suing.
Little, W. v. The American Tobacco Company, et al., Case No. 01-C-235, Circuit Court, West Virginia, Ohio County (case filed 6/4/01). One individual suing.
Wisconsin
Floyd v. State of Wisconsin, et al., Case No. 99 CV 001125, Circuit Court, Wisconsin, Milwaukee County (case filed 2/10/99). One individual suing.
VI.	PRICE FIXING CASES
Smith, et al. v. Philip Morris Companies, Inc., et al., Case No. 00-CV-26, District Court, Kansas, Seward County (case filed 2/7/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of Kansas. The court granted class certification in November 2001.
Romero, et al. v. Philip Morris Companies, Inc. et al., Case No. D0117 CV-00000972, District Court, Rio Arriba County, New Mexico (case filed 4/10/00). In this class action plaintiffs allege that defendants conspired to fix, raise, stabilize, or maintain prices for cigarettes in the State of New Mexico. Plaintiffs’ motion for class certification was granted in April 2003. In February 2005, the New Mexico Supreme Court affirmed the trial court’s certification order.